Change in Working Capital - Summary of Change in Working Capital (Detail) - USD ($) $ in Millions	12 Months Ended
	Dec. 31, 2017	Dec. 31, 2016 [1]	Dec. 31, 2015 [1]
Disclosure Change In Working Capital [Abstract]
Inventories	$ (55.1)	$ (39.2)	$ 47.5
Trade and other receivables	(2.2)	2.8	36.5
Trade and other payables	(12.1)	34.1	(40.7)
Total change in working capital	$ (69.4)	$ (2.3)	$ 43.3

[1]	The restatement is as a result of the discontinued operations.